Tortoise Energy Infrastructure Corp. (TYG) Announces the Preliminary Results of its Rights Offering

FOR IMMEDIATE RELEASE

OVERLAND PARK, Kan. – June 18, 2026 – Tortoise Energy Infrastructure Corp. (NYSE: TYG) (the “Company”) today announced the preliminary results of its transferable rights offering (the “Offer”), which commenced on May 20, 2026, and expired on June 17, 2026 (the “Expiration Date”).

Based on preliminary information, the Offer is expected to result in the issuance of approximately 4.28 million shares of the Company’s common stock (the “Common Shares”), including notices of guaranteed delivery, resulting in anticipated gross proceeds to the Fund of approximately $180.8 million. The final number of Common Shares issued, and the final proceeds received by the Company remain subject to verification and completion of the subscription process. The Company expects to announce the final results of the Offer at a later date.

The Company intends to invest the net proceeds of the Offer, together with any associated increase in borrowings, in accordance with its investment objectives and policies and for general corporate purposes.

The subscription price for the Common Shares issued pursuant to the Offer was $42.24 per Common Share and was determined based upon 90% of the average of the Company’s net asset value per Common Share at the close of trading on the New York Stock Exchange on the Expiration Date and each of the four preceding trading days. Common Shares will be issued promptly after receipt of all stockholder payments and completion of the pro-rata allocation of Common Shares in respect of the over-subscription privilege.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Company's investment objectives, risks, charges and expenses carefully before investing. For further information regarding the Offer, or to obtain copies of the prospectus supplement and the accompanying prospectus, please contact the Company's information agent:

Equiniti Group Limited

(800) 714-3312

About Tortoise Energy Infrastructure Corp.

Tortoise Energy Infrastructure Corp. (TYG) seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of energy and power infrastructure companies. The fund is positioned to benefit from growing energy and power demand. These companies process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil as well as generate, transport and distribute electricity. For additional information on the fund, please visit https://tortoisecapital.com/cef/tortoise-energy-infrastructure-corp/.

About Tortoise Capital

With approximately $10.4 billion in assets under management as of May 31, 2026, Tortoise Capital’s record of investment experience and research dates back more than 20 years. As an early investor in midstream energy, Tortoise Capital believes it is well-positioned to be at the forefront of the global energy evolution that is under way. Based in Overland Park, Kansas, Tortoise Capital Advisors, L.L.C. is an SEC-registered fund manager that invests primarily in publicly traded companies in the energy and power infrastructure sectors—from production to transportation to distribution. For more information about Tortoise Capital, visit http://www.TortoiseCapital.com.

Tortoise Capital Advisors, L.L.C. is the adviser to Tortoise Energy Infrastructure Corp.

5901 College Blvd., Suite 400, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoisecapital.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although the Fund and Tortoise Capital Advisors believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the fund’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Fund and Tortoise Capital Advisors do not assume a duty to update this forward-looking statement.

Safe harbor statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Media Contacts

Craft & Capital

Chris Sullivan chris@craftandcapital.com

Rob Jesselson rob@craftandcapital.com